Acquisition of mineral claim	12 Months Ended
Apr. 30, 2011
Notes to Financial Statements
Acquisition of mineral claim

4.           Acquisition of Mineral Claim

a.)	Hotstone Property:

On October 6, 2010, we entered into an Option Agreement (the “Agreement”) to earn a 50% undivided interest in a gold exploration property, known as the Hotstone property. The Hotstone property is comprised of a 5 claim unit totaling approximately 120 hectares within the Greenlaw Township, located 50 km southeast of Chapleau, Ontario, and 130 km west-southwest of Timmins, Ontario, Canada. Under the terms of the Agreement, the Company is required to:

1.	A total of $100,000 cash payments were made in November 2010 and March 2011;

2.	1,000,000 restricted shares of common stock were issued upon execution of the agreement;

3.	Within six (6) months from the execution of this Agreement, raise 1.5 million dollars, to be expended upon the property in the form of a work program to be agreed upon by the parties to this Agreement and to be conducted by the Operator.

In respect of the above Option Agreement the Company has recorded acquisition costs totaling $263,232.

b.)	Santa Rita mining concessions:

On October 30, 2010, the Company entered into an Option Agreement with Hans Peter Flueck to earn a 50% undivided interest in the Santa Rita mining concessions.   Under the terms of the agreement the Company is required to:

1.	Make cash payments of $500,000 over a two-year period

a.	Initial cash payment of $50,000 which was paid during November 2010;

b.	A further payment of $100,000 which was paid during December 2010;

c.	A further cash payment of $175,000 will be required on November 1, 2011;

d.	Final cash payment of $175,000 will be required on November 1, 2012.

2.	Issue a total of 5,000,000 shares of the Company’s common stock over a two-year period

a.	1,000,000 shares of common stock were issued upon execution of the agreement;

b.	A total of 2,000,000 shares of common stock will be required twelve (12) months from the Effective Date of this Agreement

c.	A total of 2,000,000 shares of common stock will be required in twenty-four (24) months from the Effective Date of this Agreement.

The Company is further required to incur Expenditures in an aggregate amount of $3,000,000 as follows, at least $1,500,000 before November 1, 2011 and at least an additional $1,500,000 before November 1, 2012. Upon the required cash and stock payments and the completion of the first year exploration program in the amount of $1,500,000, the Company will earn an irrevocable twenty-five percent (25%) interest in and to the Property.

As of April 30, 2011, a total of $204,203 has been expended on exploration and claim maintenance activities and the Company has recorded acquisition costs totaling $670,098.

As at April 30, 2011 the Company has tested its cumulative acquisition costs in the amount of $933,330 for indications of impairment.  Our tests included evaluation of the following factors:

(1) Does the Company currently have cash flow and/or does the Company expect cash flow in the immediate future;

(2) Are there existing reserves which have been valued by a third party valuation and on which value we can conduct a future discounted cash flow analysis;

(3) Have we previously monetized any mineral assets;

(4) Do we presently have resources on hand to allow us to conduct our business plan as stated.

Upon completion of our evaluation Management has determined the assets evaluated fail the impairment test.  With no existing or immediately anticipated cash flows, no prior history of successful mineral operations from which to support current asset value and insufficient resources to undertake our presently proposed operations, we have determined to fully impair the asset acquisition costs in the amount of $933,330.